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                                                                   Exhibit 10.58
[DIY HOME WAREHOUSE LETTERHEAD]

                                                                    30 July 1997

The Wholesale Club, Inc.
c/o Walmart Stores, Inc.
701 South Walton Blvd
Bentonville, AR 72716
attn:  Property Management

                                          RE DIY HOME WAREHOUSE SUBLEASE RENEWAL
                                                      WALMART FORMER SAM'S #6305
                                                                 BROOKPARK, OHIO


Dear Sir/Madam,

This letter constitutes our notice of renewal of the above-captioned sublease for the renewal term coming up. Please at your earliest convenience acknowledge where provided below and fax or mail back to me.



Sincerely,
                                                       Acknowledged by Sublessor
/s/ Reynold Hendrickson
Reynold Hendrickson
for DIY Home Warehouse

                                                    ----------------------------
                                                          Wholesale Club/Walmart